EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report of FCCC, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Bernard Zimmerman, Principal Executive Officer and Principal Financial Officer certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Dated: June 14, 2013	By:	/s/ Bernard Zimmerman
Name: Bernard Zimmerman
Title: President, Chief Executive Officer and Chief Financial Officer